UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 9, 2021

Bank7 Corp.

(Exact name of registrant as specified in its charter)

Oklahoma	001-38656	20-0764349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1039 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
(Address of principal executive offices) (Zip Code)

(405) 810-8600
 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BSVN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 10, 2021, Bank7 Corp. (the “Company”) an Oklahoma corporation and holding company for Bank7,  an Oklahoma banking corporation (“Bank7”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition (the “Acquisition”) of Watonga Bancshares, Inc., an Oklahoma corporation pursuant to that  Share Acquisition Agreement dated October 6, 2021 with Watonga Bancshares, Inc., an Oklahoma corporation (“WBI”), Cornerstone Bank, an Oklahoma banking corporation (“Cornerstone Bank”), and Randy Barrett solely as representative.

Immediately following the Acquisition, WBI was dissolved and  Cornerstone Bank was merged with and into Bank7 with Bank7 surviving.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Initial Form 8-K to include the historical financial statements of WBI required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business to be acquired.

The audited consolidated financial statements of WBI as of and for the year ended December 31, 2020 are attached as Exhibit 99.1 to this Current Report on Form 8‑K/A and are incorporated by reference herein. The unaudited condensed consolidated financial statements of WBI as of and for the nine months ended September 30, 2021 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements and related notes as of and for the period ended September 30, 2021 and the year ended December 31, 2020, giving effect to the Acquisition, are attached as Exhibit 99.3 to this Current Report Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits.

The following exhibits are filed herewith:

Item	Description

23.1	Consent of Weaver & Tidwell, L.L.P.

99.1	Audited consolidated financial statements for Watonga Bancshares, Inc. as of and for the year ended December 31, 2020

99.2	Unaudited consolidated financial statements for Watonga Bancshares, Inc. as of and for the nine months ended September 30, 2021

99.3	Unaudited pro forma condensed combined financial statements and related notes as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK7 CORP.

Date: February 25, 2022	By:	/s/ Kelly J. Harris
Kelly J. Harris
Executive Vice President and Chief Financial Officer